UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 29, 2011
MedAssets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 North Point Center E, Suite 200,
Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-323-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-23.2
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01.  Other Events.
     The information included in this Current Report on Form 8-K affects disclosures related to segment results and clarifies certain other disclosures as noted below, and does not in any way restate or revise the financial position, results of operations, cash flows or stockholders’ equity in any previously reported Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss) or Consolidated Statements of Cash Flows of MedAssets, Inc. (the “Company”) contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) filed on March 1, 2011. Neither this Form 8-K nor the Exhibit hereto reflect any events occurring after March 1, 2011 or modify or update the disclosures in the 2010 Form 10-K that may be affected by subsequent events. Accordingly, this Form 8-K should be read in conjunction with the 2010 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filings of the 2010 Form 10-K.
     Effective, January 1, 2011, the Company realigned its decision support services (“DSS”) and performance analytics business operations under its Spend and Clinical Resource Management segment from its Revenue Cycle Management segment. The Company believes that this realignment will help it capitalize on the integration of its products and services, and improve the Company’s focus on offering data-driven tools and services to help bridge its customers’ clinical and financial gaps so they can produce higher quality patient outcomes at a lower cost.
     The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2010, to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The following recast information of Items contained in the Company’s 2010 Form 10-K is presented in Exhibit 99.1 to this Form 8-K which is incorporated herein by reference.
     In addition to the segment recast described above, included in this Current Report on Form 8-K, the Company has revised disclosures with respect to the following:
•	Clarification of the revenue recognition disclosure relating to subscription and implementation fees for the Company’s SaaS-based solutions;

•	Presentation of certain operating expenses of the Company as a percentage of net revenue in 2010 without giving effect to the Company’s acquisition of Broadlane Intermediate Holdings, Inc. (“Broadlane”) in November 2010;

•	Clarification that the Company expects that it will incur costs to standardize and migrate certain Broadlane operational accounting systems and transactional data sets into its operational accounting systems;

•	Change of the title of the financial metric the Company previously referred to as diluted cash earnings per share or “cash EPS” to diluted adjusted earnings per share or “diluted adjusted EPS”;

•	Clarification in footnotes (1) through (5) of the table reconciling diluted EPS to non-GAAP diluted adjusted EPS to indicate that the amounts represent the per share impact on a pre-tax basis;

•	Removal of footnote references to a single unit of accounting, as the Company does not have any arrangements which are accounted for as a single unit of accounting; and

•	Clarification regarding the nature of the Company’s registered debt as guaranteed by its subsidiaries to indicate the Company has no independent assets or operations per Rule 3-10 of Regulation S-X.
Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description of Exhibit
23.1	Consent of KPMG LLP with respect to the consolidated financial statements of the Company

23.2	Consent of BDO USA, LLP with respect to the consolidated financial statements of the Company

99.1	Disclosures relating to the business, selected financial data, management’s discussion and analysis of financial condition and results of operations and financial statements and supplementary data of the Company as described above.

101 *	The following financial information from the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2010, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Stockholder’s Equity and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

*	Users of this data are advised that pursuant to Rule 406T of Regulation S-T, this XBRL information is being furnished and not filed herewith for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Sections 11 or 12 of the Securities Act of 1933, as amended, and is not to be incorporated by reference into any filing, or part of any registration statement or prospectus, of MedAssets, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.
September 29, 2011	By:	/s/ Charles O. Garner
		Name:	Charles O. Garner
		Title:	Executive Vice President and Chief Financial Officer